EXHIBIT 10.12




                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of October 6, 2004, by and among Elite Pharmaceuticals, Inc., a Delaware corporation (the "Company"), Indigo Securities, LLC (the "Placement Agent"), and the purchasers listed on SCHEDULE 1 of the Securities, as defined below (each an "Investor" or collectively, the "Investors")

         WHEREAS, the Company and each of the Investors have entered into a Subscription Agreement dated the date hereof (each a "Subscription Agreement" and collectively, the "Subscription Agreements").

         WHEREAS, to induce each Investors to execute and deliver a Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act, and the rules and regulations thereunder, or any similar successor statute, as well as any applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises, representations, warranties, and the mutual covenants and agreements contained herein, and in the Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Placement Agent and the Investors, intending to be legally bound, hereby agree as follows:

1.       DEFINITIONS.

         Capitalized terms defined in the Subscription Agreements shall have the same meanings herein as are ascribed to them therein. In addition, as used in this Agreement, the following terms shall have the following meanings ascribed to them below:

         "Affiliate" means any Person that has a relationship with a designated Person whereby either of such Persons directly or indirectly controls or is controlled by or is under common control with the other. For this purpose "control" means the power, direct or indirect, of one Person to direct or cause direction of the management and policies of another, or any act with respect to the securities of the Company, whether by contract, through voting securities or otherwise.

         "Closing" refers to that event which occurs when the Securities shall have been subscribed for, the funds representing the sale of the Securities shall have cleared, and the Company shall accept the subscriptions.

         "Common Stock" shall be the Company's authorized common stock, as constituted on the date of this Agreement, any stock into which such common stock may thereafter be changed and any stock of the Company of any other class, which is not preferred as to dividends or assets

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over any other class of stock of the Company  issued to the  Investors of shares of such common stock upon any re-classification thereof.

         "Company Registration Expenses" shall mean bills or invoices (other than Selling Expenses) incident to the Company's performance of or compliance with this Agreement including, without limitation, all registration, filing and NASDR fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants including the expenses of any audit and/or "cold comfort" letter, all fees and expenses in connection with the Company's obligations under
Section 3.1, if applicable, and other Persons retained by the Company.

         "Controlling Person" shall have the meaning set forth under Section 15 of the Securities Act.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Excluded Form" means a Form S-4 or Form S-8, pursuant to the Securities Act or any similar or successor form then in effect.

         "Investors" means the Investors and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with
Section 9 hereof. Investors also refers to the Placement Agent and its assignees when referring to the offer and sale of Registrable Securities and other rights arising under Sections 2 and 3.

         "NASDR" means the NASD Regulation, Inc.

         "Offering" means the solicitation by the Placement Agent of Subscribers for the purchase of the Securities.

         "Person" means a corporation, an association, a partnership, a limited liability company, a joint venture, a trust, an organization, a business, an entity, an individual, a government or political subdivision thereof or a governmental body.


         "Placement Agent" shall mean Indigo Securities, LLC.

         "Placement Agent Agreement" shall mean the placement agent agreement, dated as of August 12, 2004, between the Placement Agent and the Company.

         "Placement Agent Warrants" shall mean the warrants to purchase shares of Common Stock issued to the Placement Agent pursuant to the Placement Agent Agreement.

         "Private Placement" shall mean the placement of the Securities by the Company through the Placement Agent pursuant to the Placement Agent Agreement.

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         "Register,  registered and registration" means a registration  effected by preparing and filing a Registration Statement on a form approved by the SEC other than an Excluded Form in compliance with the Securities Act and the declaration of effectiveness ordering the effectiveness of such Registration Statement.

         "Registrable Securities" means Common Stock issued upon (i) conversion of the Series A Preferred Stock issued at the Closing, (ii) exercise of the Warrants, (iii) exercise of the Placement Agent Warrants and (iv) any securities issued upon the Series A Preferred Stock or such Common Stock by way of stock dividend or stock split, penalty under Section 2.1.2 hereof, or in connection with a combination, recapitalization, share exchange, consolidation or other reorganization of the Company. As to any Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (ii) they shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred but new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

         "Registration Statement" means one or more registration statements of the Company on Form S-3 under the Securities Act registering all of the Registrable Securities, including any amendments or supplements thereto.

         "SEC" means the Securities and Exchange Commission or any other governmental body at the time administering the Securities Act.

         "Securities" means (i) up to 660,000 shares of Series A Preferred Stock (which includes a 10% over allotment option in favor of the Placement Agent) and
(ii) warrants to purchase up to 5,950,000 shares of Common Stock.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Selling Expenses" shall mean all underwriting discounts, brokerage fees and selling commissions applicable to the Registrable Securities registered and all fees and disbursements of counsel for the Investor.

         "Series A Preferred Stock" means shares of Series A Preferred Stock, par value $0.01 per share issued by the Company.

          "Subscriber" means an "accredited investor" as defined under Rule 501 of the Securities Act, subscribing to purchase the Securities.

         "Warrants" means the warrants to purchase up to 5,400,000 shares of Common Stock, granted by the Company at the Closing to the Investors in connection with the closing of the Private Placement.

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2.       REGISTRATION.

         2.1  MANDATORY REGISTRATION.

              2.1.1 The Company shall file with the SEC, on the date which is on or before forty-five (45) days after the Closing Date (the "Filing Deadline") a Registration Statement on Form S-3 (or, if Form S-3 is not available, on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities; provided, that the Company shall convert such other form to Form S-3, or file a replacement registration statement on Form S-3 promptly after the first date on which it meets such requirement), to enable the resale of all of the Registrable Securities which Registration Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Series A Preferred Stock or exercise of the Warrants pursuant to provisions to prevent dilution resulting from stock splits, stock dividends or similar transactions (the "Mandatory Registration Statement"). The Mandatory Registration Statement shall contain, unless otherwise required by applicable law or the SEC, the "Selling Shareholders" and "Plan of Distribution" section of the Prospectus in a form reasonably satisfactory to the Investors based upon information provided by the selling shareholder. The Registrable Securities included in the Mandatory Registration Statement shall be registered on behalf of the Investors set forth on Schedule 1 hereof. The Mandatory Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Investors and their counsel at least five (5) business days prior to its filing or other submission; such notice to specify the securities to be registered, the proposed numbers and amounts thereof and the date thereafter by which the Company must receive the Investors' written indication if any Investor does not wish to include their Registrable Securities in such Registration Statement and advising the Investors of their rights under this Section 2. The Company shall file the Mandatory Registration Statement and use its best efforts to cause all of the Registrable Securities (unless an Investor has indicated otherwise with respect to all or any portion of such Investor's Registrable Securities pursuant to the preceding sentence) to be registered under the Securities Act, in connection with the sale or other disposition by the Investors of the Registrable Securities so registered. The Company shall use its best efforts to cause the Mandatory Registration Statement, as amended, to become effective as soon as practicable after the filing thereof. The Mandatory Registration Statement shall only cover the Registrable Securities, the shares of Common Stock described in
Section 8(b)(iii) below and any stockholder of the Company that exercises any existing piggy-back registration rights as set forth on Schedule 3.3 attached hereto.

              2.1.2 If the Mandatory Registration Statement has not been declared or ordered effective within ninety (90) days after the Closing (the "Three Month Period"), the Company shall pay each Investor a fee equal to 2% of the purchase price paid by such Investor for the Securities for any thirty (30) days after such failure (pro rata for partial months), which payments shall be payable at the end of each calendar month until the date upon which the Mandatory Registration Statement is declared effective, but not to exceed an aggregate of 16%. This payment may be made, at the election of the Company, in cash or in additional shares of Common Stock valued at the VWAP (as defined in the Certificate of Designations, Preferences

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and Rights of Series A  Preferred  Stock of the  Company)  for such stock on the date immediately prior to the date that the payment is made. Notwithstanding anything set forth in this Section 2.1.2, if during the Three Month Period, the SEC modifies or amends the rules with respect to Form S-3 (or any successor form) to change the criteria for availability of Form S-3 (or any successor form), the result of which makes Form S-3 (or any successor form) unavailable to the Company (independent of any action or omission of the Company), the Three Month Period for purposes of this Section 2.1.2 shall be reset and commence from the effective date of such modification or amendment and, with the modification of the period, all other provisions of this Section 2.1.2 shall reset and apply from such date forward.

              2.1.3 In the event that the Registration Statement is filed and declared effective but, during the Registration Period (as defined in Section
3.1.2 below), shall thereafter cease to be effective or useable or the prospectus included in the Registration Statement (the "Prospectus", as amended or supplemented by any prospectus supplement and by all other amendments thereto and all material incorporated by reference in such Prospectus) ceases to be usable (other than as a result of any act or omission by a holder of Registrable Securities), in either case, in connection with resales of the Registrable Securities, without such lapse being cured within ten (10) business days (the "Cure Period"), with the maximum number of days in any Cure Periods during any 365 day period not to exceed forty-five (45) business days, by a post-effective amendment to the Registration Statement, a supplement to the Prospectus or a report filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such lapse, then the Company shall pay to each Investor (in addition to the rights and remedies available to each Investor under applicable law and this Agreement), for the period from and including the first day following the expiration of the Cure Period (or number of days in such Cure Periods exceeding the aforementioned forty-five (45) days) until, but excluding, the earlier of (i) the date on which such failure is cured and (ii) the date on which the Registration Period expires, at a rate equal to two percent (2%) for every thirty days after such failure (pro rata for partial months) of the purchase price paid by such Investor for the Securities, which payment shall be payable at the end of each calendar month. The Company shall have the option to pay such amounts in cash or Common Stock as provided for in Section 2.1.2 above.


         2.2  DEMAND REGISTRATION

              2.2.1 If the Mandatory Registration Statement shall not have been declared or ordered effective and the Company shall receive a written request no earlier than ninety (90) days following the Closing but no later than 22 months after the Closing from Investors holding more than $500,000 in value of the Registrable Securities then outstanding (the "Initiating Investor") that the Company file a registration statement under the Securities Act covering the registration of the Registrable Securities, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Investors, and subject to the limitations set forth herein, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that the Investors request to be registered.

              2.2.2 The Company shall not be required to effect a registration pursuant to this Section 2.2 if (i) the Mandatory Registration Statement has been declared or ordered effective, whether or not one or more holders of Registrable Securities elected not to register all of their

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respective shares in the Mandatory  Registration  Statement (ii) the Company has
previously effected two registrations pursuant to this Section 2.2 and such previous registrations has been declared or ordered effective or (iii) the Registrable Securities covered by registrations pursuant to this Section 2.2 may be sold pursuant to Rule 144(k) promulgated under the Securities Act or any successor provision. Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered pursuant to this Section 2.2 as soon as practicable after receipt of the request or requests of the Investors.

         2.3  PIGGYBACK RIGHTS.

              2.3.1 If the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on an Excluded Form), then the Company shall send to each Investor holding Registrable Securities that have not been covered by a registration statement that has been declared or ordered effective (each, an "Eligible Investor"), written notice of such determination and if, within 15 business days after receipt of such notice any such Eligible Investor shall so request in writing, the Company shall include in such registration statement the Registrable Securities requested by the Eligible Investors to be so included. Such written notice shall state the intended method of disposition of the Registrable Securities by such Eligible Investor. If an Eligible Investor decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Eligible Investor shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein, to the extent all Registrable Securities held by such Investor have not been covered by a registration statement that has been declared or ordered effective by the time of such subsequent registration. Notwithstanding any provision of this Agreement to the contrary, the Company shall not file a registration statement for its account or the account of others until the Mandatory Registration Statement or a Registration Statement pursuant to Section 2.2 shall have been declared and ordered effective.

              2.3.2 If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Eligible Investors of Registrable Securities. In such event, the right of any such Eligible Investor to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Eligible Investor's participation in such underwriting and the inclusion of such Eligible Investor's Registrable Securities in the underwriting to the extent provided herein. All Eligible Investors proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to any selling shareholders that shall have exercised a demand registration right; third, on a PRO RATA basis, to the Eligible Investors and any other shareholders of the Company exercising incidental registration rights based on the total number

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of Registrable  Securities  sought to be registered in such  registration by the
Eligible Investors and such other shareholder of the Company.

              2.3.3 If any Eligible Investor disapproves of the terms of any such underwriting, such Eligible Investor may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Eligible Investor which is a partnership, limited liability company, or corporation, the partners, retired partners, members, retired members and shareholders of such Eligible Investor, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single "Eligible Investor," and any PRO RATA reduction with respect to such "Eligible Investor" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Eligible Investor," as defined in this sentence.

              2.3.4 The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Eligible Investor has elected to include securities in such registration.


3.       REGISTRATION PROCEDURES.

         3.1 If and whenever the Company is required by the provisions hereof to effect or cause the registration of any Registrable Securities under the Securities Act as provided herein, the Company shall, as expeditiously as possible:

              3.1.1 prepare and file with the SEC, on or before the Filing Deadline the Mandatory Registration Statement required by Section 2.1 or a demand Registration Statement pursuant to Section 2.2 with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become and remain effective (pursuant to Rule 415 of the Securities
Act) as soon as practicable after such filing (provided that, before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the Investors copies of all such documents proposed to be filed);

              3.1.2 prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective, true and correct during the Registration Period. For purposes of this Agreement, "Registration Period" means the period commencing with the effective date and ending on the earlier of (i) the sale of all Registrable Securities covered thereby, (ii) the date upon which the Investors may sell the Registrable Securities pursuant to Rule 144(k) promulgated under the Securities Act, or (iii) the expiration of the 24 months after Closing or such shorter period as shall be necessary to complete the distribution of the securities covered thereby so long as the Company has not violated Section 7 below, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement during

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such  period in  accordance  with the  intended  methods of  disposition  by the
Investors in such Registration Statement;

              3.1.3 permit the Investors and their counsel to review and comment upon (which comments shall not be unreasonably withheld) all Registration Statements at least five (5) business days prior to its filing with the SEC and all amendments and supplements to all Registration Statements (except for documents incorporated by reference therein) within a reasonable number of days prior to their filing with the SEC;

              3.1.4 submit to the SEC, within two (2) business days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC (the "Staff") or that the Staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to a time and date not later than 48 hours after the submission of such request;

              3.1.5 furnish to each Investor whose Registrable Securities are included in the Registration Statement, and to the Placement Agent's counsel and each underwriter of the securities being sold by the Investors such number of copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such counsel and underwriter may reasonably request, in substantially the form in which they are proposed to be filed with the SEC, in order to facilitate the public sale or other disposition of the Registrable Securities owned by the participating Investors. In the case of all Registration Statements referred to in Section 2, the Company shall furnish to each Investor which requests (i) a copy of any request to accelerate the effectiveness of any Registration Statement or amendment thereto, (ii) on the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective, and (iii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor. In responding to comments from the staff of the SEC, the Company shall cooperate with any Investor that notifies the Company that it desires to be consulted with respect to such process. To the extent that issues raised by the staff of the SEC have an impact primarily on any such Investor rather than the Company, the Company shall give reasonable deference to such Investor's requests with respect to the process and substance of responses with respect to such issues;

              3.1.6 use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as each Investor who holds Registrable Securities being offered reasonably requests,
(ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions;

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PROVIDED,  HOWEVER,  that  the  Company  shall  not be  required  in  connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3.1.6;

              3.17 subject to Section 3.1.6, use its best efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the participating Investors to consummate the disposition of its Registrable Securities;

              3.1.8 notify the participating Investors at any time when a prospectus relating to its Registrable Securities is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in the related Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to the participating Investors and each underwriter a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

              3.1.9 otherwise use its best efforts to comply with all applicable rules and regulations of the SEC;

              3.1.10 if the Common Stock is listed on the American Stock Exchange, another national securities exchange, or on the Nasdaq Stock Market, as the case may be, the Company shall use its best efforts to cause all such Registrable Securities covered by such Registration Statement to be listed on the American Stock Exchange, other national securities exchange, or on the Nasdaq Stock Market, as the case may be (if such Registrable Securities are not already so listed), if the listing of such Registrable Securities is then permitted under the rules of such exchange or market;

              3.1.11 provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

              3.1.12 in the case of an underwritten offering, enable the Registrable Securities to be in such denominations and registered in such names as the underwriters may request at least two business days prior to the sale of the Registrable Securities;

              3.1.13 cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request;

              3.1.14 notify the Investors of any stop order threatened, to the knowledge of the Company, or issued by the SEC (and the Company shall notify the Investors of the resolution of any issued stop order) and take all actions reasonably necessary to prevent the entry of such stop order or to remove it if entered;

              3.1.15 make available for inspection the Investors and their representatives and advisors (collectively, the "Inspectors") based on the number of shares of Common Stock acquired by the Investors in the Private Placement, pertinent financial and other records, and pertinent corporate documents and properties of the Company, as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence;

              3.1.16 hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement, or (v) such Investor consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

              3.1.17 instruct the Company's transfer agent to remove the restrictive legend on the stock certificates after effectiveness of the applicable Registration Statement and provide. with the cooperation of the Investors, any required legal opinions at the Company's sole expense; and

              3.1.18 the Company shall use its commercially reasonable efforts to (subject to applicable law), as soon as practicable, (A) incorporate in a prospectus supplement or post-effective amendment the information provided by an Investor pursuant to Section 3.2 relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, (B) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment and (C) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities as it relates to the information provided by an Investor pursuant to Section 3.2 relating to the sale and distribution of Registrable Securities.

         3.2 In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

              3.2.1 each participating Investor shall furnish to the Company in writing such information and documents regarding it and the distribution of its securities as may reasonably be required to be disclosed in the Registration Statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdictions referred to in Section 3.1.4 above, or as may otherwise be reasonably requested; and

              3.2.2 if any such registration or comparable statement refers to any participating Investor by name or otherwise as the Investor of any securities of the Company, but such reference to such participating Investor by name or otherwise is not required by the Securities Act or any similar federal statute then in force, then such participating Investor shall have the right to require the deletion of the reference to such participating Investor.

         3.3 From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in the Mandatory Registration Statement under
Section 2.1 hereof or any amendment or supplement thereto under Section 3.1.2 hereof without the consent of the Investors of a majority in interest (based upon the dollars invested) of the Registrable Securities, except pursuant to outstanding registration rights set forth on SCHEDULE 3.3 attached hereto.

4.       REGISTRATION EXPENSES.

         In connection with any registration of Registrable Securities pursuant to Section 2, the Company shall, whether or not any such registration shall become effective, from time to time promptly pay all Company Registration Expenses. Such expenses shall not include any Selling Expenses other than up to $10,000 of reasonable fees and expenses of one counsel selected by a majority of the Investors solely with respect to the Mandatory Registration Statement.

5.       INDEMNIFICATION.

         5.1 The Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Investor and each Placement Agent (and their respective officers, directors, managers, members, partners, stockholders, employees, agents and advisors) and each Person who controls any Investor or Placement Agent within the meaning of the Securities Act (each, an "Indemnified Party") from and against all losses, claims, damages, liabilities and expenses, joint or several, to which any such Indemnified Party may become subject under the Securities Act, the Exchange Act and all rules and regulations under each such act, any other federal or state statute, law or regulation at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the SEC, any amendment thereof or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action of or inaction by the Company in connection with any such registration including the failure to deliver any document required herein to be delivered, to an Investor and a Placement Agent; and in each such case, the Company shall reimburse each such Indemnified Party for any reasonable legal or other expenses as such reasonable expenses are incurred by any of them in connection with investigating, defending, settling, compromising, proving or defending any such loss, claim, damage, liability, expense, action or proceeding; PROVIDED, HOWEVER, that the Company shall not be liable to any such Indemnified Party insofar as such losses, claims, damages, liabilities, expenses, actions or proceedings are caused by any untrue statement or alleged untrue statement or material omission to provide information pursuant to Section
5.2 made in reliance on and in conformity with any written information furnished to the Company by or on behalf of any Indemnified Party to be furnished under the Section 5.2 or as a result of the failure of the Indemnified Party to furnish a prospectus to a purchaser.

         5.2 In connection with any Registration Statement in which any Investor and the Placement Agent is participating, such participating parties shall furnish to the Company in writing such information as shall be reasonably requested by the Company for use in any such Registration Statement or prospectus and shall indemnify and hold harmless, severally and not jointly, to the extent permitted by law, the Company, its officers, directors, employees, agents, advisors and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities, expenses, actions or proceedings resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact with respect to information expressly requested by the Company and required to be stated in the Registration Statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or necessary to make the statements therein in the light of the circumstance under which they were made (in the case of a prospectus) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission with respect to information expressly requested by the Company is made in reliance on and in conformity with any information so furnished in writing or to be furnished under this Section 5.2 by such participating Investor expressly for use therein. Notwithstanding the provisions of this Section 5.2, each Investor shall not be liable for any indemnification obligation under this Agreement in excess of the aggregate amount of net proceeds received by such Investor from the sale of the Registrable Securities pursuant to the applicable Registration Statement. In no case shall the Placement Agent be liable for any indemnification obligation under this Agreement in excess of the compensation received by it pursuant to the Placement Agent Agreement.

         5.3 Any Person entitled to indemnification under the provisions of this
Section 5 shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may have pursuant to this Section 5 to the extent it is not materially prejudiced as a result of such failure, and (ii) unless in the reasonable judgment of counsel for such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party and such indemnifying party shall not be subject to any liability for any settlement made without its consent. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one law firm for all parties indemnified by such indemnifying party hereunder in respect of such claim, unless in the reasonable judgment of any such counsel a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect to such claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of such securities by such indemnified party.

         5.4 If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations in accordance with Section 6 below. NOTWITHSTANDING THE FOREGOING, each of the Investors and the Placement Agent shall not be required to contribute any amount in excess of the amount such Investor or Placement Agent would have been required to pay to an indemnified party if the indemnity under Section 5.2 was available. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         5.5 An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 5 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable.

6.       CONTRIBUTION.

         To provide for just and equitable contribution, if (i) an Indemnified Party makes a claim for indemnification pursuant to Section 5 but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides indemnification in such case, or (ii) any indemnified party or indemnifying party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee or agent for the Company, or any Controlling Person of the Company), on the one hand, and the indemnified party, on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the indemnified party, on the other hand; PROVIDED, HOWEVER, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the indemnified party in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. No Person liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not liable for such fraudulent misrepresentation. Anything in this Section 6 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 6 is intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise unless such statute makes such right exclusive.

The Company, the Investors and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6. Notwithstanding the provisions of this Section 6, each of the Investors and the Placement Agent shall not be required to contribute any amount in excess of the amount such Investor or Placement Agent would have been required to pay to an indemnified party if the indemnity under Section 5.2 was available. The Investors' and the Placement Agent's obligations to contribute pursuant to this
Section 6 are several and not joint.

7.       RULE 144.

         The Company covenants that it shall file the reports required to be filed under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, in the event that the Company is not required to file such reports, it shall make publicly available information as set forth in Rule 144(c)(2) promulgated under the Securities Act), or to the extent required from time to time to enable the Investors and the Placement Agent to sell their Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC (collectively, "Rule 144").

8.       REGISTRATION RIGHTS OF OTHERS.

         (a) Subject to Section 8(b) hereof, if the Company shall at any time hereafter provide any Person any rights with respect to the registration of any securities of the Company under the Securities Act, such rights shall not permit any such securities to become registered during the period between Closing and the date that is 180 days after the Mandatory Registration Statement becomes effective or, in any other manner, be superior to the rights provided herein to the Investors and the Placement Agent.

         (b) The Investors and Placement Agent acknowledge: (i) the existence of the registration rights previously granted by the Company as set forth on
SCHEDULE 8 attached hereto, (ii) that the covenant set forth in Section 8(a) shall not be breached or violated by the granting to, or the exercise by such holders of the rights set forth on SCHEDULE 8, and (iii) up to 1,3650,200 shares of Common Stock, currently held by Dr. Atul Mehta and his Affiliates (the "Mehta Holders"), may be included in the Mandatory Registration Statement if some or all of such shares are purchased from the Mehta Holders by third parties. Subject to the time restrictions in Section 8(a), the granting of demand rights to other parties shall not be deemed an impairment of the Investors' and the Placement Agent's rights hereunder.

9.       REPORTING STATUS AND LISTING.

         (a) Until the date on which the Investors shall have sold all of their Registrable Securities, the Company shall file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

         (b) The Company shall use its best efforts to maintain the eligibility for quotation of the Common Stock on the American Stock Exchange. Subject to applicable law, neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the American Stock Exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this section.

10.      TRANSFER OF REGISTRATION RIGHTS.

         If and to the extent that any Investor or the Placement Agent sells or otherwise disposes of Registrable Securities or warrants exercisable for Registrable Securities in any transaction that does not require registration under the Securities Act (other than a transaction exempt under Rule 144), the rights of the Investor or the Placement Agent hereunder with respect to such Registrable Securities shall be assignable to any transferee of such Registrable Securities; PROVIDED, HOWEVER, that such transferee agrees in writing to be bound by all the terms and conditions of this Agreement.

11.      MISCELLANEOUS.

         11.1 The registration rights provided to the Investors of Registrable Securities hereunder shall terminate on the date there shall no longer be any outstanding Registrable Securities; PROVIDED, HOWEVER that the provisions of
Section 5 hereof shall survive any termination of this Agreement.

         11.2 A Person is deemed to be an Investor of Registrable Securities whenever such Person owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         11.3 All notices, offers, acceptance and any other acts under this Agreement shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted overnight delivery, or by facsimile or e-mail delivery followed by a copy sent by Federal Express or similar receipted overnight delivery, as follows:

                  If to the Company:     Elite Pharmaceuticals, Inc.
                                         165 Ludlow Avenue
                                         Northvale, NJ 07647
                                         Facsimile No.:    (201) 750-2755
                                         Attention:  Mr. Bernard Berk
                                                     Chief Executive Officer

                  With a copy to:        Reitler Brown & Rosenblatt LLC
                                         800 Third Avenue, 21st Floor
                                         New York, NY 10022
                                         Facsimile No.: (212) 371-5500
                                         Attention:  Scott H. Rosenblatt, Esq.

If to an Investor, at such address as such Investor shall have provided in writing to the Company or such other address as such Investor furnishes by notice given in accordance with this Section 11.3, with a copy to:

                                         Indigo Securities, LLC
                                         780 Third Avenue, 23rd Floor
                                         New York, NY 10017
                                         Facsimile No.: (212) 298-9933
                                         Attention:  Eric Brachfeld

                   With a Copy to:       Wollmuth Maher & Deutsch LLP
                                         500 Fifth Avenue
                                         New York, New York  10110
                                         Facsimile No.:  (212) 382-0050
                                         Attention:  Rory M. Deutsch, Esq.

         11.4 Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         11.5 This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

         11.6 Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Manhattan, New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Manhattan, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement hereof). Each party agrees not to commence a claim or proceeding hereunder in a court other than a state court or federal court sitting in Manhattan, New York, except (i) if required as a mandatory counterclaim or cross-claim in a proceeding commenced by a Person in a different jurisdiction or
(ii) if such party has first brought such claim or proceeding in such court sitting in Manhattan, New York and both the state courts and the federal courts sitting in Manhattan, New York have denied jurisdiction over such claim or proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         11.7 This Agreement, the Subscription Agreement and the Placement Agent Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Subscription Agreement and the Placement Agent Agreement supersede all prior agreements and understandings among the parties hereto and thereto with respect to the subject matter hereof and thereof.

         11.8 Subject to the requirements of Section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         11.9 The headings in this Agreement are for convenience of reference only and shall not form part of or effect the interpretation of this Agreement.

         11.10 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

         11.11 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         11.12 Except as otherwise set forth herein, all consents, approvals and other determinations to be made by the Investors pursuant to this Agreement shall be made by the Investors holding more than 66 2/3% of the Registrable Securities then held by all Investors.

         11.13 If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         11.14 This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other Person.

               [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties have set their hands and seals the date and year first above written.


                            ELITE PHARMACEUTICALS, INC.


                            By:
                                 -------------------------------------------
                                 Bernard Berk, Chief Executive Officer


                            INVESTORS:

                            INDIGO SECURITIES,  LLC


                            By:
                                 -------------------------------------------
                                 Eric Brachfeld, Managing Partner





                            [ADDITIONAL SIGNATURE PAGES ATTACHED]

                                               INDIVIDUAL:

Dated: __________________                            ________________________
                                                     Name of Individual:

                                                     Address:
                                                     ________________________
                                                     ________________________
                                                     ________________________
                                                     ________________________
                                                     Facsimile:  ____________

Dated: __________________                      NON-INDIVIDUAL:

                                                     ________________________
                                                     Name of Entity

                                                     By:_____________________
                                                        Name:
                                                        Title:

                                                     Address:
                                                     ________________________
                                                     ________________________
                                                     ________________________
                                                     ________________________
                                                     Facsimile:  ____________

                                   SCHEDULE 1

                                       TO

                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                           ELITE PHARMACEUTICALS, INC.

                          AND THE FOLLOWING INVESTORS: